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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 22, 2002

CoorsTek, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-27579 (Commission File Number)	84-0178380 (IRS Employer Identification No.)
16000 Table Mountain Parkway, Golden, Colorado 80403 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (303) 278-4000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        On December 23, 2002, CoorsTek, Inc., a Delaware corporation ("CoorsTek"), issued a press release announcing that it had signed an Agreement and Plan of Merger, dated as of December 22, 2002 (the "Merger Agreement"), with Keystone Holdings LLC, a Delaware limited liability company ("Keystone"), and Keystone Acquisition Corp., a Delaware corporation. Under the terms of the Merger Agreement, each of the approximately 8.6 million shares of common stock of CoorsTek not held by Keystone and its affiliates will be converted upon completion of the merger into the right to receive $26 per share in cash. A conformed copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

        Also on December 22, 2002, immediately prior to signing the Merger Agreement, CoorsTek amended its Rights Agreement dated as of December 20, 1999, as amended by Amendment No. 1 to Rights Agreement dated as of November 21, 2002 (the "Rights Agreement"), between CoorsTek and Wells Fargo Bank Minnesota, N.A., formerly known as Norwest Bank Minnesota, N.A. (the "Rights Agent"), to eliminate the effects of the Rights Agreement with respect to the public announcement of the merger and the Merger Agreement, the execution and delivery of the Merger Agreement and the consummation of the transactions contemplated thereby, including the merger. A conformed copy of each of the Rights Agreement amendments is attached hereto as Exhibits 4.1 and 4.2, respectively, and each of such amendments is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)
Financial Statements of Businesses Acquired.

  Not applicable.

(b)
Pro Forma Financial Information.

  Not applicable.

(c)
Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of December 22, 2002, by and among Keystone, Keystone Acquisition Corp. and CoorsTek
4.1	Amendment No. 1 to Rights Agreement dated as of November 21, 2002, between CoorsTek and the Rights Agent
4.2	Amendment No. 2 to Rights Agreement dated as of December 22, 2002, between CoorsTek and the Rights Agent
99.1	Press release of CoorsTek dated December 23, 2002 (incorporated by reference to CoorsTek's press release filed with the Securities Exchange Commission on December 23, 2002 under cover of Schedule 14A)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COORSTEK, INC.
Date:	December 23, 2002	By:	/s/ JOSEPH G. WARREN, JR.
		Name:	Joseph G. Warren, Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of December 22, 2002, by and among Keystone, Keystone Acquisition Corp. and CoorsTek
4.1	Amendment No. 1 to Rights Agreement dated as of November 21, 2002, between CoorsTek and the Rights Agent
4.2	Amendment No. 2 to Rights Agreement dated as of December 22, 2002, between CoorsTek and the Rights Agent
99.1	Press release of CoorsTek dated December 23, 2002 (incorporated by reference to CoorsTek's press release filed with the Securities Exchange Commission on December 23, 2002 under cover of Schedule 14A)

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  Item 5. Other Events.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX